UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

RAOD Facility – Twelfth Amendment

On March 30, 2026, Receivable Assets of OnDeck, LLC, a wholly-owned indirect subsidiary of Enova International, Inc. (the “Company”), amended that certain Fourth Amended and Restated Credit Agreement, dated December 17, 2018 (the “RAOD Facility”) by entering into that certain Amendment No. 12 to Fourth Amended and Restated Credit Agreement (the “Twelfth Amendment”) with Truist Bank, as administrative agent, and the lenders party thereto. Among other changes, the Twelfth Amendment increases the commitment amount of the Class A revolving loans from $200,000,000 to $300,000,000 and the commitment amount of the Class B revolving loans from $36,842,105.26 to $55,263,157.89.

The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the Twelfth Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

NCR 2022 Facility – Third Amendment

On March 30, 2026, NetCredit Receivables 2022, LLC, a wholly-owned indirect subsidiary of the Company, amended that certain Note Issuance and Purchase Agreement, dated October 21, 2022 (the “NCR 2022 Facility”), by entering into that certain Third Amendment to Note Issuance and Purchase Agreement (the “Third Amendment”) with Jefferies Funding LLC, as administrative agent and initial note purchaser, Citibank, N.A., as collateral agent and paying agent, and the note purchasers party thereto. Among other changes, the Third Amendment increases the revolving commitment amount from $200,000,000 to $275,000,000.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

NC LOC 2024 Facility – Second Amendment

On March 30, 2026, NetCredit LOC Receivables 2024, LLC (“NC LOC 2024”), a wholly-owned indirect subsidiary of the Company, amended that certain Note Issuance and Purchase Agreement, dated February 21, 2024 (the “NC LOC 2024 Facility”), by entering into that certain Second Amendment to Note Issuance and Purchase Agreement (the “Second Amendment”) with Midtown Madison Management LLC, as administrative agent, Citibank, N.A., as collateral trustee, and the note purchasers party thereto. Among other changes, the Second Amendment increases the revolving commitment from $150,000,000 to $200,000,000.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

Headway Facility – Second Amendment

On March 31, 2026, HWC Receivables 2023, LLC, a wholly-owned indirect subsidiary of the Company, amended that certain Credit Agreement, dated May 25, 2023 (the “Headway Facility”) by entering into that certain Amendment No. 2 to Credit Agreement (the “Amendment No. 2”) with BNP Paribas, as administrative agent and collateral agent, and the lenders party thereto. Among other changes, the Amendment No. 2 increases the commitment amount of the Class A revolving loans from $365,000,000 to $465,000,000 and the commitment amount of the Class B revolving loans from $122,595,000 to $156,183,000.

The foregoing description of the Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment No. 2, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	April 1, 2026	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary